united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22624

Arrow ETF Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 Laurel, MD 20707

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 301-260-0162

Date of fiscal year end: 1/31

Date of reporting period: 1/31/23

Item 1. Reports to Stockholders.

Arrow Dow Jones Global Yield ETF

GYLD

Annual Report

January 31, 2023

1-877-277-6933

1-877-ARROW-FD

www.ArrowFunds.com

Dear Shareholder:

We are pleased to present this annual report for the Arrow Dow Jones Global Yield ETF (“GYLD” or the “Fund”) for the year ended January 31, 2023.

GYLD seeks investment results that generally correspond to the price and yield performance, before fees and expenses, of the Dow Jones Global Composite Yield Index (the “Index”).

The Fund’s portfolio is managed to generally correspond to the holdings of the Index, which sources its return and yield from equally weighted exposure to five sub-indexes. With 30 holdings in each of the five sub-index baskets, the Index is comprised of 150 total holdings. From time to time, the Fund holdings may not precisely replicate the Index due to factors including, but not limited to, the availability of the holdings, liquidity, currency denominations and other market factors. The Index generally starts with 150 total holdings during its annual reconstitution. Throughout the year, some components may be dropped from the Index if they fail to continue qualifying based on the screening methodology. The next annual Index reconstitution is scheduled for March 31, 2023. Variance in holdings, timing of trades, costs of trade execution, management fees and other factors may lead to portfolio tracking discrepancies from the Index. For the year ended January 31, 2023, using weekly data, the Fund has tracked the composite Index’s performance with 96.0% correlation.

Management’s Discussion of Fund Performance

All Fund performance is based on net asset value (“NAV”) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors including, but not limited to, trading commissions, bid/ask spreads, premiums/discounts relative to NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

For the one-year period ended January 31, 2023, the performance of GYLD was -2.55% while the Index was -2.30%. Since GYLD’s inception on May 8, 2012 (first trade date) through January 31, 2023, the Fund has an annualized total return of 1.33% and the Index has returned 2.31%. For broad market domestic equity comparisons, the U.S. stock market, as represented by the S&P 500 Index, returned - 8.23% for the one-year period through January 31, 2023. The domestic bond market ended the one-year reporting period with a loss of -8.36%, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. Overall, GYLD strongly outperformed some of the popular broad-based international market benchmarks. Returns in the international equity markets were negative but outperformed the U.S. equity markets, with the MSCI EAFE (USD Net) equity index down -2.21% for the year. On the international bonds front, the Barclays Global Aggregate (ex/US) Bond Index was down -14.18% for the year.

For the one-year period through January 31, 2023, two of the five category baskets had positive returns on a standalone basis. Global Sovereign Debt was down -6.31%, Global Corporate High Yield was down -5.01% and Global Equity was down -19.57% for the period. Global Real Estate was up 0.55% and Global Alternative Yield was up 25.07%. Due to the COVID crisis and the effect on consumption and demand, the Energy sector had a difficult 2020 but came strongly back during 2021 as demand re-emerged and production had been taken off-line. The strength of the Energy Sector continued for most of 2022 on improved Energy Sector margins. The MSCI World Energy Sector ex Australia Index was up 31.68% during the one- year period ending January 31, 2023. 23.03% of the market value of the Fund’s holdings were in the Energy sector at January 31, 2023. The Fund benefited throughout the year from the Energy Sector’s rebound from 2020’s lows and healthy margins.

The Fund generally pays distributions monthly, or as needed if special distributions are required. As of the last distribution made during the reporting period on January 31, 2023, the Fund’s 30-day U.S. Securities and Exchange Commission yield was 9.54% and the 12-month distribution rate was 4.68%.

For more information about current performance, holdings or historical premiums/discounts, please visit our website at www.arrowfunds.com. We are grateful for your continued confidence in our company.

Sincerely,

Joseph J. Barrato
Chief Executive Officer
Arrow Investment Advisors, LLC
March 2023

AD-03242023

Arrow Dow Jones Global Yield ETF
PORTFOLIO REVIEW (Unaudited)
January 31, 2023

The Fund’s performance figures* for the year January 31 2023, as compared to its benchmark:

					Annualized
		Annualized	Annualized	Annualized	Since Inception** -
	One Year	Three Years	Five Years	Ten Years	January 31, 2023
Arrow Dow Jones Global Yield ETF - NAV	(2.55)%	1.43%	0.44%	0.11%	1.33%
Arrow Dow Jones Global Yield ETF - Market Price	(2.96)%	1.37%	0.70%	(0.10)%	1.11%
Dow Jones Global Composite Yield Index ***	(2.30)%	2.45%	1.48%	1.10%	2.31%

*	Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or on the sale of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.arrowfunds.com or by calling 1-877-277-6933.

The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using market price or bid/ask as of the market close on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Total returns are calculated with the traded NAV on January 31, 2023. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception (5/2/2012) to the first day of secondary market trading shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.arrowfunds.com. The Fund’s total annual operating expenses are 0.75% per the June 1, 2022 prospectus. Please see the Financial Highlights for a more recent expense ratio.

**	Commencement of trading was May 8, 2012.

***	The Dow Jones Global Composite Yield Index is constructed by equally weighting the five global high-yield index baskets, each of which is made up of 30 equally weighted components. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Arrow Dow Jones Global Yield ETF
PORTFOLIO REVIEW (Unaudited)(Continued)
January 31, 2023

The Fund’s Holdings by Country as of January 31, 2023 are as follows:

Country	% of Net Assets
United States	51.8%
Hong Kong	9.1%
South Africa	7.6%
Australia	4.0%
Turkey	3.1%
Peru	2.9%
Brazil	2.9%
Mexico	2.7%
Singapore	2.4%
France	1.5%
Canada	1.3%
Colombia	1.3%
Panama	1.2%
Chile	1.2%
United Kingdom	1.0%
Spain	0.8%
Japan	0.8%
Denmark	0.7%
Indonesia	0.7%
Hungary	0.7%
Other Assets in Excess of Liabilities	2.3%
100.0%

The Fund’s Top Holdings by Sector as of January 31, 2023 are as follows:

Asset Class	% of Net Assets
Real Estate	26.3%
Energy	22.4%
Sovereign	18.6%
Materials	7.9%
Industrials	5.3%
Financials	4.6%
Consumer Discretionary	4.5%
Communications	3.0%
Utilities	2.3%
Technology	1.3%
Health Care	0.8%
Consumer Staples	0.7%
Other Assets in Excess of Liabilities	2.3%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

ARROW DOW JONES GLOBAL YIELD ETF
SCHEDULE OF INVESTMENTS
January 31, 2023

Shares		Fair Value
	COMMON STOCKS — 45.8%
	BANKING - 1.7%
674,534	China Minsheng Banking Corp Ltd., H Shares	$252,075
605,048	Chongqing Rural Commercial Bank Company Ltd., H Shares	218,391
		470,466
	CHEMICALS - 0.8%
30,968	Chemtrade Logistics Income Fund	235,551

	ELECTRIC UTILITIES - 0.7%
114,622,657	Federal Grid Company Unified Energy System PJSC(a)(b)(c)	—
514,613	Huadian Power International Corp Ltd.	205,440
		205,440
	ENGINEERING & CONSTRUCTION - 0.9%
493,748	Sinopec Engineering Group Company Ltd., H Shares	248,749

	GAS & WATER UTILITIES - 0.8%
12,385	Enagas S.A.	221,675

	HEALTH CARE REIT - 3.0%
10,190	CareTrust REIT, Inc.	211,137
5,323	LTC Properties, Inc.	203,072
3,653	National Health Investors, Inc.	214,906
6,825	Omega Healthcare Investors, Inc.	200,928
		830,043
	INDUSTRIAL REIT - 0.8%
96,921	Ascendas Real Estate Investment Trust	212,473

	INSTITUTIONAL FINANCIAL SERVICES - 0.9%
117,887	Coronation Fund Managers Ltd.	237,062

	MACHINERY - 1.0%
1,379,165	Lonking Holdings Ltd.	281,446

	MEDICAL EQUIPMENT & DEVICES - 0.7%
417,432	Riverstone Holdings Ltd.	204,946

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023

Shares		Fair Value
	COMMON STOCKS — 45.8% (Continued)
	METALS & MINING - 5.0%
12,194	African Rainbow Minerals Ltd.	$198,910
66,048	China Shenhua Energy Company Ltd., H Shares	205,125
16,760	Exxaro Resources Ltd.	209,811
17,730	Fortescue Metals Group Ltd.	278,333
7,076	Kumba Iron Ore Ltd.	215,412
3,408	Rio Tinto plc	265,486
		1,373,077
	MULTI ASSET CLASS REIT - 5.9%
31,726	American Finance Trust, Inc.	216,689
67,881	Charter Hall Long Wale REIT	218,492
3,183	Covivio	217,817
157,081	Fibra Uno Administracion S.A. de CV	212,561
15,024	Global Net Lease, Inc.	224,609
210,370	Growthpoint Properties Ltd.	169,554
744,812	Redefine Properties Ltd.	171,699
2,426	WP Carey, Inc.	207,496
		1,638,917
	OFFICE REIT - 2.4%
30,653	Brandywine Realty Trust	201,084
68,969	Franklin Street Properties Corporation	212,425
14,017	Office Properties Income Trust	240,531
		654,040
	OIL & GAS PRODUCERS - 4.6%
18,842	Antero Midstream Corporation	205,378
450,426	China Petroleum & Chemical Corporation, H Shares	242,435
16,775	EnLink Midstream, LLC	213,378
1	Equitrans Midstream Corporation	7
6,829	Hess Midstream, L.P., Class A	210,880
12,342	Kimbell Royalty Partners, L.P.	201,051
16,545	Plains GP Holdings, L.P., Class A	216,574
		1,289,703
	REAL ESTATE OWNERS & DEVELOPERS - 3.6%
867,849	China Jinmao Holdings Group Ltd.	199,240
29,878	NEPI Rockcastle N.V.	185,589

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023

Shares		Fair Value
	COMMON STOCKS — 45.8% (Continued)
	REAL ESTATE OWNERS & DEVELOPERS - 3.6% (Continued)
1,057,728	Shenzhen Investment Ltd.	$207,756
417,346	Shimao Group Holdings Ltd.(a) (b) (c)	203,870
390,559	Sunac China Holdings Ltd. (a) (b) (c)	197,759
		994,214
	RETAIL REIT - 6.5%
249,960	CapitaLand China Trust	237,833
73,840	Charter Hall Retail REIT	207,963
5,572	Getty Realty Corporation	202,988
90,955	Hyprop Investments Ltd.	174,903
8,198	Klepierre S.A.	207,289
13,020	Primaris REIT	149,431
9,693	SmartCentres Real Estate Investment Trust	205,447
4,784	Spirit Realty Capital, Inc.	209,922
138,856	Vicinity Centres	201,908
		1,797,684
	SPECIALTY REIT - 1.5%
5,045	EPR Properties	214,312
100,986	Waypoint REIT	198,166
		412,478
	STEEL - 0.7%
91,318	Eregli Demir ve Celik Fabrikalari TAS	184,931
14,212	Severstal PAO(a)(b)(c)	—
		184,931
	TELECOMMUNICATIONS - 1.2%
25,672	Lumen Technologies, Inc.	134,778
35,608	Mobile TeleSystems Public Joint Stock Company - ADR(a)(b)(c)	—
420,744	PCCW Ltd.	206,604
		341,382
	TOBACCO & CANNABIS - 0.7%
3,077,943	Hanjaya Mandala Sampoerna Tbk P.T.	199,880

	TRANSPORTATION & LOGISTICS - 2.4%
96	AP Moller - Maersk A/S - Series A	203,580
36,615	Globaltrans Investment plc - ADR(a)(b)(c)	—

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023

Shares		Fair Value
	COMMON STOCKS — 45.8% (Continued)
	TRANSPORTATION & LOGISTICS - 2.4% (Continued)
8,898	Mitsui OSK Lines Ltd.	$219,137
11,094	Star Bulk Carriers Corporation	252,056
		674,773

	TOTAL COMMON STOCKS (Cost $13,386,979)	12,708,930

Shares		Fair Value
	MASTER LIMITED PARTNERSHIPS — 15.4%
	GAS & WATER UTILITIES - 0.8%
13,549	Suburban Propane Partners, L.P.	213,803

	METALS & MINING - 0.8%
9,870	Alliance Resource Partners, L.P.	226,319
1	Natural Resource Partners, L.P.	54
		226,373
	OIL & GAS PRODUCERS - 12.5%
12,394	Black Stone Minerals, L.P.	201,774
7,812	Crestwood Equity Partners, L.P.	210,143
5,268	DCP Midstream, L.P.	221,467
4,364	Delek Logistics Partners, L.P.	220,775
6,981	Dorchester Minerals, L.P.	203,775
17,286	Energy Transfer, L.P.	229,558
8,464	Enterprise Products Partners, L.P.	216,678
20,812	Genesis Energy, L.P.	234,968
5,945	Global Partners, L.P.	219,906
11,326	Holly Energy Partners, L.P.	213,608
4,121	Magellan Midstream Partners, L.P.	220,061
6,337	MPLX, L.P.	221,288
12,717	NuStar Energy, L.P.	213,010
17,491	Plains All American Pipeline, L.P.	217,938
4,758	Sunoco, L.P.	227,099
7,827	Western Midstream Partners, L.P.	211,486
		3,483,534

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023

Shares		Fair Value
	MASTER LIMITED PARTNERSHIPS — 15.4% (Continued)
	OIL & GAS SERVICES & EQUIPMENT - 0.8%
10,406	USA Compression Partners, L.P.	$215,404

	TRANSPORTATION & LOGISTICS - 0.5%
22,306	KNOT Offshore Partners, L.P.	125,360

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $2,566,423)	4,264,474

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 17.8%
	ASSET MANAGEMENT — 0.6%
183,000	Icahn Enterprises, L.P. / Icahn Enterprises	5.2500	05/15/27	170,483

	AUTOMOTIVE — 0.6%
175,000	Goodyear Tire & Rubber Company (The)	5.0000	05/31/26	169,195

	CONSUMER SERVICES — 0.7%
190,000	Grand Canyon University	4.1250	10/01/24	180,975

	ENTERTAINMENT CONTENT — 0.6%
270,000	AMC Networks, Inc.	4.2500	02/15/29	166,824

	FORESTRY, PAPER & WOOD PRODUCTS — 0.6%
210,000	Mercer International, Inc.	5.1250	02/01/29	179,927

	HOME CONSTRUCTION — 0.6%
180,000	Century Communities, Inc.	6.7500	06/01/27	177,735

	LEISURE FACILITIES & SERVICES — 0.7%
200,000	MGM Resorts International	4.7500	10/15/28	181,018

	OIL & GAS PRODUCERS — 3.8%
190,000	Ecopetrol S.A.	6.8750	04/29/30	178,331
180,000	Gulfport Energy Corporation	8.0000	05/17/26	178,607

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 17.8% (Continued)
	OIL & GAS PRODUCERS — 3.8% (Continued)
185,000	NuStar Logistics, L.P.	6.0000	06/01/26	$181,646
185,000	PBF Holding Company, LLC / PBF Finance Corporation	6.0000	02/15/28	174,680
180,000	PDC Energy, Inc.	5.7500	05/15/26	173,456
170,000	Range Resources Corporation	8.2500	01/15/29	175,183
				1,061,903
	OIL & GAS SERVICES & EQUIPMENT — 0.6%
175,000	USA Compression Partners, L.P. / USA Compression	6.8750	09/01/27	169,947

	PUBLISHING & BROADCASTING — 0.7%
190,000	iHeartCommunications, Inc.	6.3750	05/01/26	181,758

	REAL ESTATE INVESTMENT TRUSTS — 1.9%
250,000	MPT Operating Partnership, L.P. / MPT Finance	3.5000	03/15/31	175,344
190,000	Office Properties Income Trust	4.5000	02/01/25	176,061
185,000	Service Properties Trust	7.5000	09/15/25	182,504
				533,909
	REAL ESTATE OWNERS & DEVELOPERS — 0.7%
218,000	Kennedy-Wilson, Inc.	4.7500	03/01/29	183,426

	RETAIL - DISCRETIONARY — 2.0%
200,000	L Brands, Inc.	6.8750	11/01/35	182,517
230,000	Nordstrom, Inc.	4.3750	04/01/30	183,522
209,000	QVC, Inc.	4.4500	02/15/25	178,293
				544,332
	SOFTWARE — 1.3%
220,000	Twilio, Inc.	3.6250	03/15/29	186,966
220,000	Twilio, Inc.	3.8750	03/15/31	181,833
				368,799
	SPECIALTY FINANCE — 1.4%
210,000	Navient Corporation	5.5000	03/15/29	186,086
205,000	OneMain Finance Corporation	7.1250	03/15/26	203,955
				390,041
	TELECOMMUNICATIONS — 0.5%
290,000	Embarq Corporation	7.9950	06/01/36	140,022

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 17.8% (Continued)
	TRANSPORTATION & LOGISTICS — 0.5%
168,966	American Airlines 2015-1 Class A Pass Through	3.3750	05/01/27	$146,338

	TOTAL CORPORATE BONDS (Cost $5,496,857)			4,946,632

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 18.7%
	SOVEREIGN — 18.7%
125,000	Brazilian Government International Bond	4.2500	01/07/25	123,651
100,000	Brazilian Government International Bond	10.1250	05/15/27	117,733
350,000	Brazilian Government International Bond	3.8750	06/12/30	310,414
200,000	Brazilian Government International Bond	3.7500	09/12/31	172,229
100,000	Brazilian Government International Bond	5.6250	01/07/41	88,234
200,000	Chile Government International Bond	3.1250	01/21/26	192,923
171,000	Chile Government International Bond	3.8600	06/21/47	139,652
170,000	Colombia Government International Bond	8.1250	05/21/24	176,157
174,000	Hungary Government International Bond	7.6250	03/29/41	197,020
190,000	Mexico Government International Bond	4.1250	01/21/26	188,148
190,000	Mexico Government International Bond	7.5000	04/08/33	216,696
247,000	Mexico Government International Bond	4.7500	03/08/44	211,769
175,000	Mexico Government International Bond	4.6000	02/10/48	143,788
160,000	Panama Government International Bond	7.1250	01/29/26	170,064
140,000	Panama Government International Bond	8.8750	09/30/27	163,190
100,000	Peruvian Government International Bond	7.3500	07/21/25	105,480
170,000	Peruvian Government International Bond	4.1250	08/25/27	165,674
205,000	Peruvian Government International Bond	2.8440	06/20/30	177,183
130,000	Peruvian Government International Bond	8.7500	11/21/33	162,138
205,000	Peruvian Government International Bond	5.6250	11/18/50	208,632
200,000	Republic of South Africa Government International	4.6650	01/17/24	197,748
140,000	Republic of South Africa Government International	4.8750	04/14/26	137,533
200,000	Republic of South Africa Government International	4.8500	09/30/29	182,819
237,000	Republic of South Africa Government International	6.2500	03/08/41	210,072

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 18.7% (Continued)
	SOVEREIGN — 18.7% (Continued)
230,000	Republic of South Africa Government International	5.0000	10/12/46	$168,207
239,000	Turkey Government International Bond	3.2500	03/23/23	239,168
200,000	Turkey Government International Bond	6.1250	10/24/28	176,494
385,000	Turkey Government International Bond	6.0000	01/14/41	278,138
240,000	Turkey Government International Bond	5.7500	05/11/47	160,950
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $5,724,207)			5,181,904

	TOTAL INVESTMENTS - 97.7% (Cost $27,174,466)			$27,101,940
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.3%			635,891
	NET ASSETS - 100.0%			$27,737,831

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

PT	- Perseroan Terbatas

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

SA de CV	- Sociedad Anonima de Capital Variable

(a)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(b)	Non-income producing security.

(c)	Illiquid security. The total fair value of these securities as of January 31, 2023 was $401,629, representing 1.5% of net assets.

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2023

ASSETS
Investment securities:
At cost	$27,174,466
At value	$27,101,940
Cash	294,280
Foreign cash (cost $185,889)	113,880
Dividends and interest receivable	274,052
TOTAL ASSETS	27,784,152

LIABILITIES
Investment advisory fees payable	46,321
TOTAL LIABILITIES	46,321
NET ASSETS	$27,737,831

Net Assets Consist Of:
Paid in capital	$105,448,875
Accumulated deficit	(77,711,044)
NET ASSETS	$27,737,831

Net Asset Value Per Share:
Net Assets	$27,737,831
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,025,000
Net asset value, offering and redemption price per share (Net Assets ÷ Shares Outstanding)	$13.70	(a)

(a)	The NAV shown above differs from the traded NAV on January 31, 2023 due to financial statement adjustments.

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENT OF OPERATIONS
For the year ended January 31, 2023

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $111,090)	$797,725
Interest	654,069
TOTAL INVESTMENT INCOME	1,451,794

EXPENSES
Investment advisory fees	231,388
TOTAL EXPENSES	231,388
NET INVESTMENT INCOME	1,220,406

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on:
Investments	(436,724)
Foreign currency transactions	(11,397)
(448,121)
Net change in unrealized depreciation on:
Investments	(2,122,248)
Foreign currency translations	(47,084)
(2,169,332)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(2,617,453)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,397,047)

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	January 31, 2023	January 31, 2022
FROM OPERATIONS
Net investment income	$1,220,406	$2,411,564
Net realized gain (loss) on investments and foreign currency transactions	(448,121)	2,735,530
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,169,332)	439,906
Net increase (decrease) in net assets resulting from operations	(1,397,407)	5,587,000

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(1,393,403)	(2,214,562)
Net decrease in net assets resulting from distributions to shareholders	(1,393,403)	(2,214,562)

FROM SHARES OF BENEFICIAL INTEREST
Cost of shares redeemed	(5,939,314)	(5,574,933)
Net decrease in net assets resulting from shares of beneficial interest	(5,939,314)	(5,574,933)

TOTAL DECREASE IN NET ASSETS	(8,729,764)	(2,202,495)

NET ASSETS
Beginning of Year	36,467,595	38,670,090
End of Year	$27,737,831	$36,467,595

SHARE ACTIVITY
Shares redeemed	(450,000)	(375,000)
Net decrease in shares of beneficial interest outstanding	(450,000)	(375,000)

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	For the Year		For the Year		For the Year	For the Year	For the Year
	Ended		Ended		Ended	Ended	Ended
	January 31, 2023		January 31, 2022		January 31, 2021	January 31, 2020	January 31, 2019
Net asset value, beginning of year	$14.73		$13.57		$15.63	$16.87	$18.66
Activity from investment operations:
Net investment income (1)	0.53		0.89		0.77	1.14	1.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.94)		1.08		(1.96)	(1.04)	(1.69)
Total from investment operations	(0.41)		1.97		(1.19)	0.10	(0.53)
Less distributions from:
Net investment income	(0.62)		(0.81)		(0.32)	(0.95)	(0.69)
Return of capital	—		—		(0.55)	(0.39)	(0.57)
Total distributions	(0.62)		(0.81)		(0.87)	(1.34)	(1.26)
Net asset value, end of year	$13.70		$14.73		$13.57	$15.63	$16.87
Total return (3)	(2.63	)% (4)	14.60	% (4)	(6.67)%	0.59%	(2.69)%
Net assets, at end of year (000s)	$27,738		$36,468		$38,670	$51,577	$61,998
Ratio of net expenses to average net assets	0.75%		0.75%		0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	3.96%		5.98%		6.33%	6.97%	6.72%
Portfolio Turnover Rate (2)	59%		66%		80%	72%	69%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS
January 31, 2023

1.	ORGANIZATION

The Arrow Dow Jones Global Yield ETF (the “Fund”) is a diversified series of shares of beneficial interest of Arrow ETF Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 29, 2011 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Global Yield Index (the “Index”). The investment objective is non-fundamental. The Fund commenced operations on May 2, 2012.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods that include consideration of current market quotations from a major market maker in the securities and consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if Arrow Investment Advisors, LLC (the “Advisor”) believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Advisor and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”) as the Valuation Designee. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Valuation Designee if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of January 31, 2023 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$12,307,301	$—	$401,629	$12,708,930
Corporate Bonds	—	4,946,632	—	4,946,632
Master Limited Partnerships	4,264,474	—	—	4,264,474
Non U.S. Government & Agencies	—	5,181,904	—	5,181,904
Total	$16,571,775	$10,128,536	$401,629	$27,101,940

*	See Schedule of Investments for industry classification.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

Transfers to Level 3 are due to lack of marketability during the year ended January 31, 2023.

The following is a reconciliation for the Fund for which Level 3 inputs were used in determining value:

	Beginning							Ending
	balance	Total	Change in				Net transfers	balance
	January 31,	Realized	unrealized		Net		in/(out) of	January 31,
	2022	Gain/(Loss)	appreciation	Conversion	Purchases	Net Sales	Level 3	2023
Federal Grid Company Unified Energy System PJSC	$—	$—	$(211,965)	$—	$—	$—	$211,965	$—
Globaltrans Investment plc	—	—	(255,207)	—	—	—	255,207	—
Mobile TeleSystems Public Joint Stock Company	—	—	(272,045)	—	—	—	272,045	—
Severstal PAO	—	—	(276,327)	—	—	—	276,327	—
Shimao Group Holdings Ltd.	—	—	(25,027)	—	236,051	—	—	203,870
Sunac China Holdings Ltd.	—	—	(38,292)	—	228,897	—	—	197,759

Quantitative disclosures of unobservable inputs and assumptions used by the Fund are below:

Common Stock	Fair Value	Valuation Techniques	Unobservable Input	Single Input or Range of Inputs
Federal Grid Company Unified Energy System PJSC	$ -	Expected Recovery	Discount for Lack of Marketability	100%
Globaltrans Investment plc	$ -	Expected Recovery	Discount for Lack of Marketability	100%
Mobile TeleSystems Public Joint Stock Company	$ -	Expected Recovery	Discount for Lack of Marketability	100%
Severstal PAO	$ -	Expected Recovery	Discount for Lack of Marketability	100%
Shimao Group Holdings Ltd.	$ 203,870	Comparable Securities	Net adjustment (decrease) based on movement of market comparables	3.3%
			Discount for Lack of Marketability	10%
Sunac China Holdings Ltd.	$ 197,759	Comparable Securities	Net adjustment (decrease) based on movement of market comparables	3.3%
			Discount for Lack of Marketability	10%

In accordance with the Fund’s investment objectives, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Real Estate Investment Trust Risk (REIT) – Investments in securities of real estate companies involve risks including, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, externally managed REITs have expenses, including advisory and administration fees, which are paid by their shareholders. Further, the failure of a company to qualify as a REIT or comply with applicable federal tax requirements could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment. REITs determine the characterization of their income annually and may characterize a portion of their distributions as a return of capital or capital gain.

Master Limited Partnerships – The Fund invests in master limited partnerships (“MLPs”) which are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Market Risk – The net asset value of the Fund will fluctuate based on changes in the value of the individual securities and ETFs in which the Fund invests. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

require reclassification. Monthly distributions in excess of ordinary taxable income are treated as returns of capital. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities or until call date. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended January 31, 2020 to January 31, 2022, or expected to be taken in the Fund’s January 31, 2023 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions, gains and losses on the purchase and sale of foreign currencies and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in valuation of securities held.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

3.	INVESTMENT TRANSACTIONS

For the year January 31, 2023, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $18,083,313 and $24,605,685, respectively.

For the year January 31, 2023, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. The Advisor serves as the Fund’s investment advisor pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. to serve as custodian and to act as transfer and shareholder services agent. The Trust has also entered into an ETF Distribution Agreement (the “Distribution Agreement”) with Northern Lights Distributors, LLC (“NLD” or the “Distributor”) to serve as the distributor for the Fund. Archer Distributors, LLC, an affiliate of the Advisor is also a party to the Distribution Agreement and provides marketing services to the Fund, including responsibility for all the Fund’s marketing and advertising materials.

Pursuant to the Advisory Agreement, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a unitary management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The Advisor’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Advisor for providing services for the Fund. Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services and Independent Trustees’ fees, except for payment of advisory fees, acquired fund fees and expenses, payments under the Fund’s 12b-1 plan, brokerage expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto). The Advisor, and not the Fund’s shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in net assets.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. No distribution or

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration and fund accounting services to the Fund. Pursuant to a separate servicing agreement with UFS, the Advisor, on behalf of the Fund, pays UFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Trust for serving in such capacities.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Advisor, on behalf of the Fund.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 75,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker- dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transaction Fees may be used to cover the custodial and other costs incurred by the Fund.

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$3,170	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Dividends received by the Fund are allocated between investment income, capital gains and return of capital based on estimates. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after final tax reporting information is received. The return of capital portion of the dividends is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments.

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2023	January 31, 2022
Ordinary Income	$1,393,403	$2,214,562
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$1,393,403	$2,214,562

As of January 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$1,311,130	$—	$—	$(75,742,529)	$—	$(3,273,383)	$(77,711,044)

The difference between book basis and tax basis unrealized appreciation, accumulated net investment income (loss) and accumulated net realized loss from investments and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and tax adjustments for partnerships and C-Corporation return of capital distributions.

At January 31, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$22,001,670	$53,740,859	$75,742,529	$—

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2023

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$30,308,307	$3,549,282	$(6,755,649)	$(3,206,367)

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Distributions: The Board declared the following distributions after January 31, 2023:

Distribution Per Share	Record Date	Payable Date
$0.0598	2/17/2023	2/22/2023
$0.0231	3/17/2023	3/22/2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Arrow Dow Jones Global Yield ETF and Board of Trustees of Arrow ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Arrow Dow Jones Global Yield ETF (the “Fund”), a series of Arrow ETF Trust, as of January 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended January 31, 2022, and prior, were audited by other auditors whose report dated March 31, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania April 7, 2023

C O H E N & C O M P A N Y , L T D ..

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Arrow Dow Jones Global Yield ETF
EXPENSE EXAMPLE (Unaudited)
January 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other exchange traded funds. This example does not take into account transaction costs, such as brokerage commissions that you may pay on your purchases and sales of shares of the Fund.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2022 through January 31, 2023.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expenses Ratio
	Account Value	Account Value	During Period*	During Period**
	8/1/2022	1/31/2023	8/1/22 - 1/31/2023	8/1/22 - 1/31/2023
Actual	$1,000.00	$1,028.20	$3.83	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

*	“Actual” expense information for the Fund is for the period from August 1, 2022 to January 31, 2023. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 184/365 (to reflect the period from August 1, 2022 to January 31, 2023). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/365 (to reflect the full half-year period).

**	Annualized.

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2023

FOREIGN TAX CREDIT

Arrow Dow Jones Global Yield ETF intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal year ended January 31, 2023 were as follows:

For fiscal year ended	Foreign Taxes Paid	Foreign Source Income
1/31/2023	$0.02	$0.29

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2023

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting held September 28, 2022 (the “Meeting”), the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Arrow ETF Trust (the “Trust”), and Arrow Investment Advisors, LLC (the “Adviser”) with respect to the Arrow Dow Jones Global Yield ETF (the “Global Yield ETF” or the “Fund”).

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board and the Board’s discussions with key personnel of the Adviser. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services. In considering the renewal of the Advisory Agreement, the Board considered the nature, extent, and quality of services that the Adviser provided to the Fund, including the Adviser’s personnel and resources, a description of the manner in which investment decisions are made and executed, and a review of the financial condition of the Adviser. The Trustees noted that the portfolio management team is well qualified to manage and implement quantitative (rules based) investment strategies for both internal as well as external models and indexes. The Board reviewed the services the Adviser provided, including the activities of the Adviser’s best execution committee and the caliber of the investment management and related services. They agreed that the Adviser’s portfolio management team has extensive experience in alternative index replication, model implementation and derivative based trade execution within mutual funds and ETFs. They discussed the Adviser’s compliance infrastructure and resources. The Board also considered the Adviser’s management of service provider relationships and oversight of one sub-adviser.

The Board found that the Adviser had conducted ongoing analysis of unique investment strategies in an effort to provide positive returns to shareholders. Further, the Board considered the experience and knowledge of the management team. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methodologies and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund was satisfactory.

Performance. The Board reviewed the Fund’s total return compared to the total returns of a group of funds selected by the Adviser that employed similar investment strategies as the Fund (the “peer group”), benchmark index, and Morningstar category average.

The Board reviewed the Fund’s average total return compared to the average total returns of its peer group, Morningstar category average (Morningstar Global Allocation) and benchmark index (Dow Jones Global Composite Yield Index). The Board considered that the Fund underperformed its peer group

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2023

for the year-to-date, one-year, three-year, five-year and since inception, its benchmark index for the one-year, three-year, five-year and since inception periods, and its Morningstar category for the three-year, five-year and since inception periods, but outperformed its benchmark for the year-to-date period and its Morningstar category for the year-to-date and one-year periods. The Board further considered that the performance of the Fund was consistent with the Fund’s strategy. The Board concluded that the performance of the Fund was satisfactory.

Advisory Fee. The Board reviewed the Fund’s advisory fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the advisory fee and expense ratio to those of the Fund’s peer group and Morningstar category averages. The Board considered that the Adviser does not receive additional benefits from soft dollar arrangements. The Board noted that the Adviser’s fees appeared reasonable based on the Fund’s particular investment strategy and the resources needed to implement that strategy.

The Board considered that the Fund’s advisory unitary fee was higher than the average of its peer group and its Morningstar Category. The Board further considered that the Fund’s overall expense ratio was lower than the average of its peer group and Morningstar Category.

In light of the nature, quality and extent of services the Adviser provided, the Board concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted the Fund had yet reached an asset level where the Adviser could likely realize meaningful economies of scale. The Board observed that economies of scale would be considered in the future as Fund assets grow.

Profitability. The Board also reviewed the profitability of the Adviser with respect to the Fund, noting the Adviser realized a profit with respect to the Fund. The Board concluded that the profitability of the Adviser in connection with the management of the Fund was reasonable, and that profits were necessary to adequately incentivize the Adviser to continue to provide high quality services.

Fallout Benefits. Because of its relationship with the Fund, the Adviser and its affiliates may receive certain benefits. The Board reviewed materials provided by the Adviser as to any such benefits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement were fair and reasonable, and that the continuation of the Advisory Agreement was in the best interest of the Fund.

Arrow Dow Jones Global Yield ETF
Additional Information (Unaudited)
January 31, 2023

Change in Independent Registered Public Accounting Firm

On March 7, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of Arrow Dow Jones Global Yield ETF (The “Fund”), a series of Arrow ETF Trust. The Audit Committee of the Board of Directors approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Fund as of and for the fiscal year ended January 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year ended January 31, 2022, and during the subsequent interim period through March 7, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSR.

On March 8, 2023, the Audit Committee of the Board of Directors also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2023.

During the fiscal year ended January 31, 2022, and during the subsequent interim period through March 8, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2023

Unless otherwise noted, the address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707. The following individuals serve as Trustees and officers of the Arrow Trust:

Independent Trustees:

Name, Address, and Year of Birth	Position(s)/Term of Office(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Robert Andrialis Born in 1944	Trustee since 2014	Independent Consultant (2016 – present).	8	Arrow Investments Trust
Paul Montgomery Born in 1953	Trustee since 2011	Director of Research, Scotia Partners, LLC (2012 – present).	8	Arrow Investments Trust
Thomas Sarkany Born in 1946	Trustee since 2014	Founder and President, TTS Consultants, LLC (2010 – present); Founder and President, TTS Associates, Inc (2022 – present).	8	Arrow Investments Trust; Northern Lights Fund Trust II; Northern Lights Fund Trust IV; Aquila Distributors, LLC

(1)	The term of office for each Trustee will continue indefinitely until the individual resigns or is removed.

(2)	The “Fund Complex” includes Arrow Investments Trust, a registered management investment company, in addition to the Trust.

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2023

Interested Trustees and Officers:

Name, Address, and Year of Birth	Position(s) Term of Office(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Joseph Barrato* Born in 1965	Chairman of the Board, Trustee, President, and Principal Executive Officer since 2011	Founder and Chief Executive Officer, Arrow Investment Advisors, LLC (2006 – present).	8	Arrow Investments Trust
Chris Lewis Born in 1970	Chief Compliance Officer since 2021; Previously from 2016–2018	Chief Compliance Officer of Fund Complex(2) (2016–2018; 2021 – present); Chief Compliance Officer, Arrow Investment Advisors, LLC (2017–2018; 2021– present); Founder, The Law Offices of Christopher H. Lewis (2019 – present); General Counsel, Finitive LLC (2018).	N/A	N/A
Timothy Burdick(3) Born in 1986	Secretary since 2020	Assistant Vice President, Ultimus Fund Solutions, LLC (2019 – present); Senior Program Compliance Manager, CJ Affiliate (2016-2019)	N/A	N/A
Sam Singh(3) Born in 1976	Principal Financial Officer and Treasurer since 2013	Vice President, Ultimus Fund Solutions, LLC (2015 – present).	N/A	N/A

*	Joseph Barrato is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment advisor to the Fund, Arrow Investment Advisors, LLC.

(1)	The term of office for each Trustee will continue indefinitely until the individual resigns or is removed. Officers of the Trust are elected annually.

(2)	The “Fund Complex” includes Arrow Investments Trust, a registered management investment company, in addition to the Trust.

(3)	The business address of this officer is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at: 1-877-277-6933.

PRIVACY NOTICE

REV. NOVEMBER 2011

FACTS	WHAT DOES ARROW ETF TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow ETF Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Arrow ETF Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-277-6933

Who we are
Who is providing this notice?	Arrow ETF Trust
What we do
How does Arrow ETF Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow ETF Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Arrow ETF Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Arrow ETF Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Arrow ETF Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR

Arrow Investment Advisors, LLC

6100 Chevy Chase Drive, Suite 100

Laurel, MD 20707

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

GYLD-AR23

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $14,500

2022 - $14,500

(b)	Audit-Related Fees

2023 - None

2022 – None

(c)	Tax Fees

2023 - $ 3,000

2022 - $ 3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2023             2022

Audit-Related Fees:        0.00%          0.00%

Tax Fees:                      0.00%          0.00%

All Other Fees:              0.00%          0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Robert S. Andrialis, Paul Montgomery and Thomas T. Sarkany.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Change in Registrant’s Independent Public Accounts is filed herewith.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow ETF Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 4/10/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 4/10/23

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 4/10/23